UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 6, 2020

RANPAK HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38348	98-1377160
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7990 Auburn Road Concord Township, OH	44077
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 440-354-4445

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PACK	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PACK WS	New York Stock Exchange

Item 8.01. Other Events

On August 6, 2020, Ranpak Holdings Corp., a Delaware corporation (the “Company”), issued a press release announcing the commencement of (i) its offer to each holder of its outstanding warrants, including the public warrants, the forward purchase warrants and the private placement warrants (collectively, the “warrants”), each to purchase shares of Class A common stock, par value $0.0001 per share (“Class A common stock”), of the Company, the opportunity to receive 0.22 shares of Class A common stock in exchange for each outstanding warrant tendered by the holder and exchanged pursuant to the offer (the “Offer”), and (ii) the solicitation of consents (the “Consent Solicitation”) from holders of the public warrants and the forward purchase warrants to amend the Warrant Agreement, dated as of January 17, 2018, by and between the Company and Continental Stock Transfer & Trust Company, which governs all of the warrants (the “Warrant Amendment”). If approved, the Warrant Amendment would permit the Company to require that each warrant that is outstanding upon the closing of the Offer be converted into 0.198 shares of Class A common stock, which is a ratio 10% less than the exchange ratio applicable to the Offer. The Offer and Consent Solicitation are made solely upon the terms and conditions in a Prospectus/Offer to Exchange and other related offering materials that are being distributed to holders of the warrants. The Offer and Consent Solicitation will be open until 11:59 p.m., Eastern Daylight Time, on September 2, 2020, or such later time and date to which the Company may extend.

Item 9.01. Financial Statements and Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated August 6, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2020

RANPAK HOLDINGS CORP.

By:	/s/ William Drew
William Drew
Interim Chief Financial Officer

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